SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, agreed to acquire a 75% interest ( 15% net to Brookfield Renewable) in a leading renewables development platform in Australia with over 2 GW of wind and co-located battery development projects, for $162 million ($32 million net to Brookfield Renewable) with the opportunity for follow on investment.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, completed the acquisition of an approximate 74% interest in a leading wind focused commercial and industrial renewable business in India, with 500 MW of operating assets and an approximate 3 GW development pipeline. The transaction structure consists of an upfront payment of approximately $89 million (expected $18 million net to Brookfield Renewable)with the opportunity for follow on investment.
Subsequent to the quarter, Brookfield Renewable issued C$300 million of Series 18 medium-term notes. The medium-term notes have a fixed interest rate of 4.96% and a maturity date of October 30, 2034. The Series 18 medium-term notes are corporate-level green bonds.
Subsequent to the quarter, Brookfield Renewable issued C$100 million of Series 17 medium-term notes. The medium-term notes have a fixed interest rate of 5.32% and a maturity date of January 10, 2054. The Series 17 medium-term notes are corporate-level green bonds.
Subsequent to the quarter, Brookfield Renewable declared the fixed quarterly distributions on the Class A Preference Series 3 Shares during the five years commencing August 1, 2024 will be paid at an annual rate of 6.519%.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, completed the acquisition of a fully integrated solar-focused renewables platform in South Korea with an operating and under construction portfolio totaling 103 MW of distributed generation assets and a 2.2 GW development pipeline for an upfront payment of $17 million (expected $3.4 million net to Brookfield Renewable) and total consideration of approximately $37 million (expected $7 million net to Brookfield Renewable) with the opportunity for follow on investment.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, completed the acquisition of a 70% interest in a 238 MW portfolio of utility-scale solar development assets in South Korea for $13 million (expected $3 million net to Brookfield Renewable) with the potential to deploy up to an incremental $104 million (expected $21 million net to Brookfield Renewable).
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, completed the acquisition of a 150 MW wind facility in China for proceeds of approximately $42 million ($8 million net to Brookfield Renewable).
Subsequent to the quarter, Brookfield Renewable, together with its institutional partner, subscribed for additional shares in Powen. The subscription increased our total interest in Powen to approximately 50% (10% net to Brookfield Renewable).